[logo] M F S(R)                                                    ANNUAL REPORT
INVESTMENT MANAGEMENT                                             FOR YEAR ENDED
                                                                   JUNE 30, 2001

[Graphic Omitted]

                         MFS(R) INSTITUTIONAL
                         LARGE CAP GROWTH FUND

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

TRUSTEES                                                      INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,    Massachusetts Financial Services Company
MFS Investment Management(R)                                  500 Boylston Street
                                                              Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                              DISTRIBUTOR
William R. Gutow+ - Private investor and real estate          MFS Fund Distributors, Inc.
consultant; Vice Chairman, Capitol Entertainment              500 Boylston Street
Management Company (video franchise)                          Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                        INVESTOR SERVICE
Jeffrey L. Shames*                                            MFS Service Center, Inc.
                                                              P.O. Box 2281
PORTFOLIO MANAGER                                             Boston, MA 02107-9906
Stephen Pesek*
                                                              For additional information, contact your
TREASURER                                                     investment professional.
James O. Yost*
                                                              CUSTODIAN
ASSISTANT TREASURERS                                          State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                           AUDITORS
Laura F. Healy*                                               Deloitte & Touche LLP
Ellen Moynihan*
                                                              WORLD WIDE WEB
SECRETARY                                                     www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1)Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2)Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
   (FNMA).

(3)Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4)Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and
   25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2001, the fund provided a total return of -24.07%. This return, which includes the reinvestment of distributions, compares to a return over the same period of -14.83% for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. Over the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -15.62%.

The portfolio's underperformance relative to the S&P 500 was largely due to the underperformance of growth stocks over the period relative to value stocks. The fund has a growth focus, while the S&P 500 is a broad index that includes both growth and value stocks.

The market over the past year was very volatile. In the second half of the period, the Federal Reserve Board (the Fed) began an aggressive program of interest rate reductions designed to help rekindle economic growth. Investors weighed the potentially positive effects of those cuts against the negative effect of a barrage of weak corporate earnings reports. Within this environment, the sectors that posted gains were those that offered value and have tended to be cyclical -- sensitive to the ups and downs of the economy -- such as basic materials, energy, autos, housing, and leisure. Conversely, growth stocks in the technology and telecommunications sectors performed poorly. Health care, a growth sector that was a bright spot in the market in 2000, has lagged so far in 2001.

As with the market overall, technology had the biggest negative impact on the fund's performance. Impressive returns by a handful of holdings such as PeopleSoft and Siebel Systems were not sufficient to offset the severe weakness that characterized most of that sector's constituents. Cisco Systems, EMC Corp, Oracle, and VERITAS all suffered double-digit declines over the period. Communications holdings also held back results. Stocks of telephone service providers continued their precipitous decline as concerns mounted about the financial viability of several industry participants. This cast a pall across the sector such that even companies reporting strong operating metrics, such as wireless tower operator American Tower were punished.

The market's pro-cyclical bent during the latter half of the period favored portfolio holdings such as motorcycle manufacturer Harley-Davidson and home improvement retailer Lowe's. But over the course of the full 12 months, portfolio results were led by some of our more steady growth holdings, including mortgage agency Federal Home Loan Mortgage Corporation (Freddie Mac), food and tobacco concern Philip Morris, and medical service providers Cardinal Health and HCA.

As always, we continue to use our bottom-up, company-specific research to find companies we believe will offer superior longer-term earnings and cash flow growth. These companies have tended to be market leaders within their industries, with strong management teams at the helm. We look to buy their stocks when their prices do not fully reflect our assessment of fair value. Similarly, we have tended to sell a stock when it reaches or exceeds our determination of its fair value.

During the period, we shifted the portfolio away from telecommunications as wireline and wireless carriers alike suffered from increasing competition, excess capacity, and heavy debt levels. We used the proceeds to add to holdings among leisure stocks, particularly leading media franchises whose longer-term growth profiles remained attractive to us despite near term weakness in advertising markets. Examples here include Viacom, Clear Channel Communications, and AOL Time Warner. We also added to positions in the financial services sector, emphasizing companies with strong balance sheets, leading market shares, and solid relative earnings strength. Our largest holdings in this area as of the end of the period were Citigroup, American International Group, and Fannie Mae.

Looking ahead, we expect weaker corporate earnings to persist into the second half of 2001. We believe the Fed's interest rate easing could help to encourage business activity; however, softness in overseas economies could make that shift more muted. Nevertheless, it has been our experience in previous downturns that stocks may begin to discount a recovery before it is evident in profit reports or economic statistics. In addition, we think expectations and valuations have already been reined in significantly. So while we cannot say for sure when the market will bottom, we do believe a more positive investment environment will emerge as we head toward 2002.

     Respectfully,

 /s/ Stephen Pesek

     Stephen Pesek
     Portfolio Manager

Note to Shareholders: Stephen Pesek became sole portfolio manager of the fund effective May 7, 2001. Previously, he had co-managed the fund with Thomas D. Barrett.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages Massachusetts Investors Growth Stock Fund and other large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: February 22, 2000

Size: $113.9 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2001. Index information is from March 1, 2000.)

            MFS Institutional Large Cap
                   Growth Fund               S&P 500 Stock Index
2/00               $3,000,000                   $3,000,000
6/00                2,964,000                    3,205,970
6/01                2,250,578                    2,730,506

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

                                        1 Year                Life*
---------------------------------------------------------------------
Cumulative Total Return                -24.07%              -24.98%
---------------------------------------------------------------------
Average Annual Total Return            -24.07%              -19.13%
---------------------------------------------------------------------

COMPARATIVE INDICES(+)                  1 Year                Life*
---------------------------------------------------------------------
Average large-cap core fund+           -15.62%              -23.95%
---------------------------------------------------------------------
S&P 500 Stock Index#                   -14.83%              - 6.82%
---------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2001. Index information is from
    March 1, 2000.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMNCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. These may be greater but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Stocks - 93.9%
------------------------------------------------------------------------------
ISSUER                                                    SHARES         VALUE
------------------------------------------------------------------------------
U.S. Stocks - 85.9%
  Advertising & Broadcasting
    Omnicom Group, Inc.                                      520  $     44,720
------------------------------------------------------------------------------
  Aerospace - 1.4%
    General Dynamics Corp.                                 9,280  $    722,077
    United Technologies Corp.                             11,040       808,790
                                                                  ------------
                                                                  $  1,530,867
------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                        8,720  $    366,153
------------------------------------------------------------------------------
  Automotive - 1.0%
    General Motors Corp., "H"*                            13,630  $    276,007
    Harley-Davidson, Inc.                                 18,220       857,798
                                                                  ------------
                                                                  $  1,133,805
------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.8%
    Bank America Corp.                                    19,680  $  1,181,390
    Capital One Financial Corp.                           14,410       864,600
    Providian Financial Corp.                             18,780     1,111,776
                                                                  ------------
                                                                  $  3,157,766
------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.*                                        29,840  $  1,074,240
------------------------------------------------------------------------------
  Business Machines - 1.5%
    International Business Machines Corp.                  3,380  $    381,940
    Sun Microsystems, Inc.*                               53,380       862,087
    Texas Instruments, Inc.                               16,150       508,725
                                                                  ------------
                                                                  $  1,752,752
------------------------------------------------------------------------------
  Business Services - 2.0%
    First Data Corp.                                      11,520  $    740,160
    Sabre Group Holding, Inc., "A"*                        5,400       270,000
    VeriSign, Inc.*                                       21,770     1,263,748
                                                                  ------------
                                                                  $  2,273,908
------------------------------------------------------------------------------
  Cellular Phones - 2.3%
    Motorola, Inc.                                        25,700  $    425,592
    QUALCOMM, Inc.*                                       20,570     1,171,461
    Sprint Corp. (PCS Group)*                             41,240       995,946
                                                                  ------------
                                                                  $  2,592,999
------------------------------------------------------------------------------
  Chemicals - 0.2%
    Praxair, Inc.                                          5,090  $    239,230
    Rohm & Haas Co.                                          100         3,290
                                                                  ------------
                                                                  $    242,520
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                                  38,710  $  1,029,686
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Intuit, Inc.*                                          9,300  $    364,095
    Mercury Interactive Corp.*                             3,180       194,521
    Microsoft Corp.*                                      39,030     2,802,744
                                                                  ------------
                                                                  $  3,361,360
------------------------------------------------------------------------------
  Computer Software - Services - 1.1%
    EMC Corp.*                                            40,550  $  1,177,977
    Micromuse, Inc.*                                       4,400       123,728
                                                                  ------------
                                                                  $  1,301,705
------------------------------------------------------------------------------
  Computer Software - Systems - 6.4%
    Adobe Systems, Inc.                                    9,470  $    444,901
    Comverse Technology, Inc.*                            17,810     1,028,349
    Extreme Networks, Inc.*                               11,690       334,918
    Oracle Corp.*                                         72,590     1,430,749
    PeopleSoft, Inc.*                                     10,560       511,104
    Rational Software Corp.*                              29,220       824,881
    Siebel Systems, Inc.*                                 15,070       716,729
    VERITAS Software Corp.*                               30,011     2,022,441
                                                                  ------------
                                                                  $  7,314,072
------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Gillette Co.                                          22,400  $    649,376
    Philip Morris Cos., Inc.                              20,250     1,027,688
                                                                  ------------
                                                                  $  1,677,064
------------------------------------------------------------------------------
  Electrical Equipment - 1.7%
    General Electric Co.                                  31,780  $  1,549,275
    QLogic Corp.*                                          6,500       418,405
                                                                  ------------
                                                                  $  1,967,680
------------------------------------------------------------------------------
  Electronics - 4.9%
    Advanced Micro Devices, Inc.*                         27,700  $    799,976
    Altera Corp.*                                          8,600       254,990
    Analog Devices, Inc.*                                 31,280     1,352,860
    Atmel Corp.*                                           9,470       123,110
    Flextronics International Ltd.*                       31,540       842,118
    Intel Corp.                                            9,800       296,548
    Lam Research Corp.*                                    5,640       168,241
    LSI Logic Corp.*                                      36,450       685,260
    Micron Technology, Inc.*                              15,610       641,571
    Novellus Systems, Inc.*                                4,360       242,809
    Teradyne, Inc.*                                        3,890       128,759
                                                                  ------------
                                                                  $  5,536,242
------------------------------------------------------------------------------
  Entertainment - 7.3%
    AOL Time Warner, Inc.*                                43,700  $  2,316,100
    Clear Channel Communications, Inc.*                   36,790     2,306,733
    Gemstar-TV Guide International, Inc.*                  7,060       298,920
    Viacom, Inc., "B"*                                    64,841     3,355,522
                                                                  ------------
                                                                  $  8,277,275
------------------------------------------------------------------------------
  Financial Institutions - 8.5%
    Citigroup, Inc.                                       56,483  $  2,984,562
    Fannie Mae                                            23,830     2,029,124
    Freddie Mac Corp.                                     19,080     1,335,600
    Goldman Sachs Group, Inc.                              3,440       295,152
    Lehman Brothers Holdings, Inc.                         3,700       287,675
    Merrill Lynch & Co., Inc.                             25,240     1,495,470
    Morgan Stanley Dean Witter & Co.                       8,820       566,509
    State Street Corp.                                    13,460       666,135
                                                                  ------------
                                                                  $  9,660,227
------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    Quaker Oats Co.                                       12,880  $  1,175,300
------------------------------------------------------------------------------
  Gas - 0.6%
    Air Products & Chemicals, Inc.                        15,730  $    719,648
------------------------------------------------------------------------------
  Healthcare - 1.2%
    HCA-The Healthcare Co.*                               29,470  $  1,331,749
------------------------------------------------------------------------------
  Insurance - 5.3%
    AFLAC, Inc.                                           31,490  $    991,620
    Allstate Corp.                                        34,600     1,522,054
    American International Group, Inc.                    25,275     2,173,650
    CIGNA Corp.                                            3,870       370,824
    Marsh & McLennan Cos., Inc.                            4,900       494,900
    The St. Paul Cos., Inc.                               10,280       521,093
    Willis Group Holdings Ltd.*                              310         5,502
                                                                  ------------
                                                                  $  6,079,643
------------------------------------------------------------------------------
  Internet - 0.3%
    Ebay, Inc.*                                            4,360  $    295,390
------------------------------------------------------------------------------
  Machinery - 0.6%
    Danaher Corp.                                         12,630  $    707,280
------------------------------------------------------------------------------
  Manufacturing - 1.4%
    Minnesota Mining & Manufacturing Co.                  13,640  $  1,556,324
------------------------------------------------------------------------------
  Medical & Health Products - 8.6%
    American Home Products Corp.                          33,490  $  1,957,156
    Baxter International, Inc.                            10,720       525,280
    Eli Lilly & Co.                                       33,660     2,490,840
    Forest Laboratories, Inc.*                             4,120       292,520
    Johnson & Johnson Co.                                 18,400       920,000
    Pfizer, Inc.                                          62,497     2,503,005
    Schering Plough Corp.                                 30,360     1,100,246
                                                                  ------------
                                                                  $  9,789,047
------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.7%
    Applera Corp. - Applied Biosystems Group              25,515  $    682,526
    Cardinal Health, Inc.                                 10,675       736,575
    Genzyme Corp.*                                         9,020       531,549
    IMS Health, Inc.                                      25,590       729,315
    McKesson HBOC, Inc.                                    9,300       345,216
                                                                  ------------
                                                                  $  3,025,181
------------------------------------------------------------------------------
  Oil Services - 2.5%
    El Paso Corp.                                         19,900  $  1,045,546
    Halliburton Co.                                        8,560       304,736
    Schlumberger Ltd.                                     16,150       850,298
    Transocean Sedco Forex, Inc.                          16,540       682,275
                                                                  ------------
                                                                  $  2,882,855
------------------------------------------------------------------------------
  Oils - 0.9%
    Apache Corp.                                          10,110  $    513,083
    Devon Energy Corp.                                    10,600       556,500
                                                                  ------------
                                                                  $  1,069,583
------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Watson Pharmaceuticals, Inc.*                          7,900  $    486,956
------------------------------------------------------------------------------
  Printing & Publishing - 0.6%
    McGraw-Hill Cos., Inc.                                10,400  $   687,960
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                         10,490  $    391,067
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Starbucks Corp.*                                       7,700  $    170,555
------------------------------------------------------------------------------
  Retail - 4.4%
    Costco Wholesale Corp.*                               28,770  $  1,209,491
    CVS Corp.                                             22,310       861,166
    Gap, Inc.                                             10,500       304,500
    Lowe's Cos., Inc.                                     29,000     2,103,950
    Target Corp.                                          14,100       487,860
                                                                  ------------
                                                                  $  4,966,967
------------------------------------------------------------------------------
  Special Products & Services
    Illinois Tool Works, Inc.                                680  $     43,044
------------------------------------------------------------------------------
  Supermarket - 0.5%
    Safeway, Inc.*                                        11,840  $    568,320
------------------------------------------------------------------------------
  Telecommunications - 3.8%
    American Tower Corp., "A"*                            10,700  $    221,169
    AT&T Corp., "A"*                                      44,530       778,830
    Charter Communications, Inc.*                         38,490       897,587
    CIENA Corp.*                                           3,030       114,958
    Cisco Systems, Inc.*                                  45,220       875,007
    EchoStar Communications Corp.*                        43,180     1,362,329
    JDS Uniphase Corp.*                                    9,630       127,116
                                                                  ------------
                                                                  $  4,376,996
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.4%
    Comcast Corp., "A"*                                   11,440  $    496,496
------------------------------------------------------------------------------
  Transportation - 0.3%
    United Parcel Service, Inc.                            4,960  $    286,688
------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    AES Corp.*                                            19,180  $    825,699
    Calpine Corp.*                                        43,540     1,645,812
                                                                  ------------
                                                                  $  2,471,511
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 97,873,601
------------------------------------------------------------------------------

Foreign Stocks - 8.0%
  Bermuda - 4.2%
    Tyco International Ltd. (Conglomerate)                69,916  $  3,810,422
    XL Capital Ltd. (Insurance)                           12,560     1,031,176
                                                                  ------------
                                                                  $  4,841,598
------------------------------------------------------------------------------
  Canada - 0.7%
    Celestica Inc. (Business Services)*                   12,920  $    665,380
    Nortel Networks Corp. (Telecommunications)            12,700       115,443
                                                                  ------------
                                                                  $    780,823
------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                 24,980  $    550,559
------------------------------------------------------------------------------
  Ireland - 0.4%
    Elan Corp. PLC, ADR (Health Products)*                 8,520  $    519,720
------------------------------------------------------------------------------
  Israel - 0.9%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                               19,370  $    987,870
------------------------------------------------------------------------------
  Taiwan - 0.3%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                       19,590  $    297,572
------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Diageo PLC (Food & Beverage Products)*                88,960  $    977,064
    Reed International PLC (Publishing)                   18,800       166,775
                                                                  ------------
                                                                  $  1,143,839
------------------------------------------------------------------------------
Total Foreign Stocks                                              $  9,121,981
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $104,114,719)                      $106,995,582
------------------------------------------------------------------------------
Short-Term Obligations - 4.6%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
------------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                         $     524  $    523,940
    Citigroup, Inc., due 7/02/01                             774       773,911
    Dow Chemical Co., due 7/02/01                          1,053     1,052,879
    General Electric Capital Corp., due 7/02/01            2,026     2,025,769
    Prudential Funding Corp., due 7/02/01                    890       889,899
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  5,266,398
------------------------------------------------------------------------------
Repurchase Agreement - 5.9%
------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01,
      total to be received $6,695,276 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                          $   6,693  $  6,693,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $116,074,117)                 $118,954,980
Other Assets, Less Liabilities - (4.4)%                             (5,062,403)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $113,892,577
------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
JUNE 30, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $116,074,117)          $118,954,980
  Investment of cash collateral for securities
     loaned, at identified cost and value                           5,966,374
  Cash                                                                    486
  Foreign currency, at value (identified cost, $6,236)                  5,890
  Receivable for investments sold                                   2,174,228
  Interest and dividends receivable                                    54,953
  Receivable from investment adviser                                   54,997
                                                                 ------------
      Total assets                                               $127,211,908
                                                                 ------------
Liabilities:
  Payable for investments purchased                              $  7,323,954
  Collateral for securities loaned, at value                        5,966,374
  Payable to affiliates for management fee                              3,123
  Accrued expenses and other liabilities                               25,880
                                                                 ------------
      Total liabilities                                          $ 13,319,331
                                                                 ------------
Net assets                                                       $113,892,577
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $129,899,452
  Unrealized appreciation on investments and
    translation of assets and liabilities
    in foreign currencies                                           2,880,373
  Accumulated net realized loss on investments
    and foreign currency transactions                             (19,073,731)
  Accumulated undistributed net investment income                     186,483
                                                                 ------------
      Total                                                      $113,892,577
                                                                 ============
Shares of beneficial interest outstanding                         15,312,741
                                                                  ==========

Net asset value, offering price, and redemption
  price per share (net assets / shares of beneficial
  interest outstanding)                                             $7.44
                                                                    =====
See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $    276,068
    Dividends                                                          343,745
    Foreign taxes withheld                                              (4,354)
                                                                  ------------
      Total investment income                                     $    615,459
                                                                  ------------

  Expenses -
    Management fee                                                $    453,631
    Trustees' Compensation                                               1,230
    Shareholder servicing agent fee                                      4,505
    Administrative fee                                                   9,159
    Custodian fee                                                       24,434
    Printing                                                            10,636
    Auditing fees                                                       15,446
    Legal fees                                                           2,992
    Miscellaneous                                                       20,838
                                                                  ------------
      Total expenses                                              $    542,871
    Fees paid indirectly                                                (3,795)
    Reduction of expenses by investment adviser                       (205,269)
                                                                  ------------
      Net expenses                                                $    333,807
                                                                  ------------
        Net investment income                                     $    281,652
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
      Investment transactions                                     $(18,253,689)
      Foreign currency transactions                                     (3,451)
                                                                  ------------
    Net realized loss on investments and foreign
      currency transactions                                       $(18,257,140)
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
      Investments                                                 $  2,601,639
      Translation of assets and liabilities in
         foreign currencies                                               (766)
                                                                  ------------
    Net unrealized gain on investments and foreign
       currency translation                                       $  2,600,873
                                                                  ------------
      Net realized and unrealized loss on investments
       and foreign currency                                       $(15,656,267)
                                                                  ------------
        Decrease in net assets from operations                    $(15,374,615)
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                                YEAR ENDED       PERIOD ENDED
                                                              JUNE 30, 2001      JUNE 30, 2000*
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $     281,652    $      20,484
  Net realized loss on investments and foreign currency
    transactions                                                 (18,257,140)        (468,542)
  Net unrealized gain on investments and foreign currency
    translation                                                    2,600,873          279,500
                                                               -------------    -------------
    Decrease in net assets from operations                     $ (15,374,615)   $    (168,558)
                                                               -------------    -------------

Distributions declared to shareholders -
  From net investment income                                   $    (111,169)   $        --
  In excess of net realized loss on investments and foreign
    currency transactions                                           (352,533)            --
                                                               -------------    -------------
      Total distributions declared to shareholders             $    (463,702)            --
                                                               -------------    -------------
Net increase in net assets from fund share transactions        $ 114,488,573    $  15,410,879
                                                               -------------    -------------
      Total increase in net assets                             $  98,650,256    $  15,242,321
Net assets:
  At beginning of period                                          15,242,321             --
                                                               -------------    -------------

  At end of period (including accumulated undistributed net
    investment income of $186,483 and $19,481, respectively)   $ 113,892,577    $  15,242,321
                                                               =============    =============
* For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------
                                                                  YEAR ENDED     PERIOD ENDED
                                                                JUNE 30, 2001   JUNE 30, 2000*
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                          $        9.88    $       10.00
                                                               -------------    -------------
Income from investment operations# -
  Net investment income(S)                                     $        0.04    $        0.03
  Net realized and unrealized loss on investments
    and foreign currency                                               (2.40)           (0.15)
                                                               -------------    -------------
    Total from investment operations                           $       (2.36)   $       (0.12)
                                                               -------------    -------------

Less distributions declared to shareholders -
  From net investment income                                                                $

                                                               $       (0.02)            --
  In excess of net realized loss on investments
    and foreign currency transactions                                  (0.06)            --
                                                               -------------    -------------
    Total distribution declared to shareholders                                             $

                                                               $       (0.08)            --
                                                               -------------    -------------
Net asset value - end of period                                $        7.44    $        9.88
                                                               =============    =============
Total return                                                          (24.07)%          (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.56%            0.57%+
  Net investment income                                                 0.47%            0.96%+
Portfolio turnover                                                       314%              98%
Net assets at end of period (000 Omitted)                      $     113,893    $      15,242

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                               $        0.01    $       (0.01)
      Ratios (to average net assets):
        Expenses##                                                      0.90%            1.87%+
        Net investment income (loss)                                    0.13%           (0.34)%+

  * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

 See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $5,752,487. These loans were collateralized by cash of $5,966,374 which was invested in the following short-term obligation:

                                                              IDENTIFIED COST
ISSUER                                              SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     5,966,374         $5,966,374

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividends and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,711 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $84 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2001, accumulated undistributed net investment income decreased by $3,481 and accumulated net realized loss on investments and foreign currency transactions decreased by $3,481 due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $291,864,425 and $182,785,007 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $129,848,364
                                                            ------------
Gross unrealized appreciation                               $  6,349,227
Gross unrealized depreciation                                (17,242,611)
                                                            ------------
    Net unrealized depreciation                             $(10,893,384)
                                                            ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              YEAR ENDED JUNE 30, 2001       PERIOD ENDED JUNE 30, 2000*
                                    ---------------------------------   -------------------------------
                                            SHARES             AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             14,252,827       $118,061,211       1,542,723       $15,410,879
Shares issued to shareholders in
  reinvestment of distributions             51,926            463,702          --                --
Shares reacquired                         (534,735)        (4,036,340)         --                --
                                        ----------       ------------       ---------       -----------
    Net increase                        13,770,018       $114,488,573       1,542,723       $15,410,879
                                        ==========       ============       =========       ===========

*For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2001, was $627. The fund had no borrowings during the year.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of the MFS Institutional Trust and Shareholders of MFS Institutional Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Growth Fund (one of a series comprising MFS Institutional Trust), (the "Trust"), as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Large Cap Growth Fund at June 30, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

FEDERAL TAX INFORMATION

For the year ended June 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 29.55%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116                             ILG-2 8/01 400